BQT SUBSIDIARY INC.


         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common             UNIF GIFT MIN ACT-   Custodian
TEN ENT  -as tenants by the entireness                       (Cust)     (Minor)
JT TEN   -as joint tenants with right of                  under Uniform Gifts to
          survivorship and not as tenants                       Minors Act
          in common                                          ___________________
                                                                   (State)

  Additional abbreviations may also be used through not in the above list.

         For value received, ________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:  ________________________


                                                ______________________________
                                                Signature

                                                NOTICE: THE SIGNATURE TO
                                                THIS ASSIGNMENT MUST
                                                CORRESPOND WITH THE NAME AS
                                                WRITTEN UPON THE FACE OF
                                                THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT
                                                OR ANY CHANGE WHATEVER.


COMMON STOCK

    PAR VALUE $.01                             Shares

INCORPORATED UNDER THE LAWS                    THIS CERTIFICATE IS TRANSFERABLE
                                               IN BOSTON, MA OR IN NEW YORK, NY
                                               CUSIP ____________
                                          SEE REVERSE FOR CERTAIN DEFINITIONS


                            BQT Subsidiary Inc.

THIS CERTIFIES THAT



IS THE OWNER OF

         FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
BQT Subsidiary Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, such as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


         DATED


               SECRETARY                                   PRESIDENT


          COUNTERSIGNED AND REGISTERED
             STATE STREET BANK and
                 TRUST COMPANY
                     BOSTON
          TRANSFER AGENT AND REGISTRAR
              AUTHORIZED SIGNATURE